UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 6, 2012

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition

On September 5, 2012, AAR CORP. (the “Company”) issued a press release announcing the preliminary first quarter results for the quarter ending August 31, 2012.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information furnished under Item 2.02 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

Item 7.01                                           Regulation FD Disclosure.

The Company announced on September 4, 2012 that the Company’s Chairman and Chief Executive Officer, David P. Storch, will present at the Gabelli Aerospace Investment Conference on Thursday, September 6, 2012.  The presentation will take place at the New York Grand Hyatt in New York City at 3:30 p.m. (ET).

Attached as Exhibit 99.2 are the slides that will be used by David P. Storch at the conference.  As reflected on the conference slides, the Company has provided preliminary first quarter results for the quarter ending August 31, 2012 as follows:  expected sales of $540 million to $550 million and expected diluted earnings per share of $0.42 to $0.45.

The information in this Form 8-K, including Exhibits 99.1 and 99.2 , is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Press Release issued by AAR CORP. dated September 5, 2012  announcing preliminary first quarter financial results for the quarter ending August 31, 2012.

99.2                        Conference slides presented by AAR CORP. at the Gabelli Aerospace Investment Conference on September 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2012

AAR CORP.

	By:	/s/ RICHARD J. POULTON
Richard J. Poulton
Vice President-Chief Financial Officer &
Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by AAR CORP. dated September 5, 2012 announcing preliminary first quarter financial results for the quarter ending August 31, 2012.

99.2	Conference slides presented by AAR CORP. at the Gabelli Aerospace Investment Conference on September 6, 2012.